                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED AUGUST 8, 2008

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND -- PROSPECTUS SEPT. 28, 2007     S-
6397-99 D (9/07)

Effective Aug. 1, 2008, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses excluding fees and expenses of acquired funds, before giving effect to any performance incentive adjustment, will not exceed 1.43% for Class A, 2.19% for Class B, 2.19% for Class C, 1.04% for Class I, 1.84% for Class R2, 1.59% for Class R3, 1.34% for Class R4 and 1.09% for Class R5.

--------------------------------------------------------------------------------
S-6397-2 A (8/08)

                                                  (RIVERSOURCE INVESTMENTS LOGO)

                   PROSPECTUS SUPPLEMENT DATED AUGUST 8, 2008

RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND -- PROSPECTUS SEPT. 28,
2007                                                          S-6505-99 D (9/07)

Effective Aug. 1, 2008, the investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses excluding fees and expenses of acquired funds, before giving effect to any performance incentive adjustment, will not exceed 1.36% for Class A, 2.13% for Class B, 2.12% for Class C, 0.92% for Class I, 1.22% for Class R4 and 1.37% for Class W.

--------------------------------------------------------------------------------
S-6505-1 A (8/08)